UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2023 (April 10, 2023)

Ensysce Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38306	82-2755287
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7946 Ivanhoe Avenue, Suite 201 La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

(858) 263-4196

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENSC	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) On April 10, 2023, upon the approval of the Audit Committee of the Company’s Board of Directors, the Company engaged Moss Adams LLP (“Moss Adams”) to serve as the Company’s independent registered public accounting firm, effective April 10, 2023 (the “Engagement Date”).

During the fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through the Engagement Date, neither the Company nor anyone acting on its behalf consulted Moss Adams regarding either: (1) application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Moss Adams that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to such accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a “disagreement” (as defined in Regulation S-K, Item 304(a)(1) (iv) and the related instructions) or a “reportable event” (as defined in Regulation S-K, Item 304(a)(1)(v)).

(b) Upon the appointment of Moss Adams our former auditor, Mayer Hoffman McCann P.C. (“MHM”) was dismissed as the independent registered public accounting firm for Ensysce Biosciences, Inc. (the “Company”). During the years ended December 31, 2022 and 2021 and the subsequent interim period through the date of this Current Report on Form 8-K, there were no: (1) disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused MHM to make reference to the subject matter of the disagreement in connection with MHM report, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K.

The audit reports of MHM on the consolidated financial statements of the Company as of and for the years ended December 31, 2022 and 2021, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph regarding existence of substantial doubt about the Company’s ability to remain a going concern.

Before filing this Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “Commission”), the Company provided MHM with a copy of the disclosures contained in this Item 4.01(a). The Company has requested that MHM issue a letter, addressed to the Commission, stating whether MHM agrees with the statements contained in this Item 4.01(a). A copy of MHM’s letter dated April 10, 2023, addressed to the Commission, is filed as Exhibit 16 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16	Letter from Mayer Hoffman McCann P.C. concerning the change in the Company’s certifying accountant, dated April 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2023

Ensysce Biosciences, Inc.

By:	/s/ Lynn Kirkpatrick
Name:	Dr. Lynn Kirkpatrick
Title:	President and Chief Executive Officer

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